Exhibit 10.2
FIFTH AMENDMENT TO LOAN AND SECURITY AGREEMENT

This FIFTH AMENDMENT TO LOAN AND SECURITY AGREEMENT, dated as of August 13, 2024 (this “Agreement”), is entered into by and among (a) (i) Sonder Holdings Inc., a Delaware corporation, (ii) Sonder Holdings LLC, a Delaware limited liability company, (iii) Sonder Group Holdings LLC, a Delaware limited liability company, (iv) Sonder Technology Inc., a Delaware corporation, (v) Sonder Hospitality USA Inc., a Delaware corporation, (vi) Sonder USA Inc., a Delaware corporation, (vii) Sonder Hospitality Holdings LLC, a Delaware limited liability company, (viii) Sonder Partner Co., a Delaware corporation, and (ix) Sonder Guest Services LLC, a Washington limited liability company (individually and collectively, jointly and severally, “Borrower”), and (b) Silicon Valley Bank, a division of First-Citizens Bank & Trust Company (“Bank”). Capitalized terms not otherwise defined in this Agreement shall have the meanings assigned thereto in the Loan Agreement (as defined below).
WHEREAS, reference is made to that certain Loan and Security Agreement dated as of December 21, 2022, as amended by that certain First Amendment to Loan and Security Agreement dated as of April 28, 2023, as further amended by that certain Second Amendment to Loan and Security Agreement dated as of November 6, 2023, as further amended by that certain Waiver and Third Amendment to Loan and Security Agreement dated as of June 10, 2024 (the “Third Amendment”), and as further amended by that certain Fourth Amendment to Loan and Security Agreement dated as of July 12, 2024 (as the same has been and may from time to time be further amended, modified, supplemented or restated, the “Loan Agreement”) by and among Borrower and Bank;
WHEREAS, reference is made to those certain Securities Purchase Agreements (the “Securities Purchase Agreements”) dated as of August 13, 2024, by and between Sonder Holdings Inc., and the purchasers party thereto related to the creation and purchase of a new series of preferred stock, designated as the “Series A Convertible Preferred Stock”, par value $0.0001 per share, of which an aggregate of approximately $14.7 million shall be purchased promptly after the execution and delivery of the Securities Purchase Agreements upon the satisfaction of certain closing conditions set forth therein (the “First Funding of the Preferred Equity”) and an aggregate of $28.6 million shall be purchased upon the satisfaction of certain closing conditions set forth therein (the “Second Funding of the Preferred Equity”); and
WHEREAS, Borrower has requested that Bank consent to Borrower incurring additional Subordinated Indebtedness and modify certain terms of the Loan Agreement in connection therewith and consent to the issuance of the Preferred Stock pursuant to the terms of the Securities Purchase Agreements.
NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1. ACKNOWLEDGMENTS
a.Acknowledgments. Borrower hereby acknowledges and agrees, upon execution and delivery of this Agreement, subject to the terms set forth herein, that:
a.Notwithstanding the effectiveness of this Agreement, the Liens granted by Borrower as collateral security for the Indebtedness, obligations and liabilities of Borrower evidenced by the Loan Agreement and the other Loan Documents pursuant to, each of the Loan

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Documents to which Borrower is a party shall not be impaired, and each of the Loan Documents to which Borrower is a party is, and shall continue to be, in full force and effect in all respects;
b.Borrower agrees that the Loan Documents constitute (and as modified by this Agreement shall continue to constitute) valid and binding obligations and agreements of Borrower enforceable against Borrower in accordance with their respective terms except as such enforceability may be limited by Applicable Laws and by general principles of equity and principles of good faith and fair dealing;
c.Subject to the terms of this Agreement, Bank has not waived, released or compromised, and does not hereby waive, release or compromise, and may never waive, release or compromise any events, occurrences, acts, or omissions that may constitute or give rise to any Defaults or Events of Default that existed or may have existed, or may presently exist, or may arise in the future (other than with respect to the Waived Matters (as defined in the Third Amendment));
d.The execution and delivery of this Agreement shall not: (i) constitute an extension, modification, or waiver of any aspect of any of the Loan Documents (except as specifically and expressly set forth herein); (ii) extend the maturity of the Obligations or the due date of any payment of any Obligations or other obligations under the other Loan Documents or payable in connection with the Loan Documents; (iii) give rise to any obligation on the part of Bank to extend, modify or waive any term or condition of the Loan Documents; (iv) establish any course of dealing with respect to the Loan Documents; or (v) give rise to any defenses or counterclaims to the right of Bank to compel payment of the Obligations or otherwise enforce its rights and remedies set forth in the Loan Documents; and
e.The consent herein by Bank shall not, except as expressly provided herein, invalidate, impair, negate or otherwise affect Bank’s ability to exercise its rights and remedies under the Loan Documents or otherwise, and Bank shall be free to exercise any or all rights or remedies.
b.Consent. Bank hereby acknowledges and consents to, upon execution and delivery of this Agreement, subject to the terms set forth herein, (i) that certain Fifth Amendment, dated as of August 13, 2024 (as in effect on the date hereof, the “Fifth NPA Amendment”), by and among the Note Obligors (as defined therein), the Investors (as defined therein) party thereto and Alter Domus (US) LLC, as collateral agent, (ii) and the incurrence of up to $4,000,000 of Indebtedness to be funded in one issuance in accordance with the terms thereof contemplated thereby. For the avoidance of doubt, Bank hereby acknowledges and consents to the excess cash flow provisions contained in Section 7(y) of the Fifth NPA Amendment; provided that any payments, repurchases or redemptions in respect thereof shall be subject to the restrictions in the Note Subordination Agreement and (iii) the issuance of Series A Convertible Preferred Stock pursuant to the terms of the Securities Purchase Agreements, provided that nothing herein shall be deemed a consent to any distribution, dividend, repurchase or other payment in respect of such preferred stock.
2. AMENDMENTS TO LOAN AGREEMENT
a.Section 5.3(e) (Annual Audited Financial Statements). Section 5.3(e) of the Loan Agreement is deleted in its entirety and replaced with the following:

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“    (e)    Annual Audited Financial Statements. As soon as available, and in any event within 120 days following the end of Borrower’s fiscal year, audited consolidated financial statements prepared under GAAP, consistently applied, together with an unqualified opinion on the financial statements from Deloitte LLP, or another independent certified public accounting firm reasonably acceptable to Bank; provided, however, that for Borrower’s fiscal year ending December 31, 2023, such financial statements shall be delivered by September 30, 2024;”
b.Section 12.1(a) (Accounting and Other Terms). The following sentence is inserted to appear at the end of Section 12.1(a) of the Loan Agreement:
“Notwithstanding anything in this Agreement, all leases applicable to properties operated by Borrower and its Subsidiaries providing hospitality services to customers shall not constitute capitalized lease obligations for purposes of this Agreement.”
c.Section 12.2 (Definitions).
i.The following definitions are hereby added to Section 12.2 of the Loan Agreement in the appropriate alphabetical order:
ii.““Fifth NPA Amendment” has meaning specified in the Fifth Amendment.”
iii.““Fifth Amendment” means the Fifth Amendment to Loan and Security Agreement dated on or about August 13, 2024, between Bank and Borrower.”
iv.““Fifth Amendment Effective Date” is August 13, 2024.”
v.The following definition is hereby deleted in its entirety and replaced with the following:
““Permitted Additional Subordinated Debt” means (a) Subordinated Debt incurred on or about the Third Amendment Effective Date pursuant to the NPA Amendment, so long as the aggregate principal amount of such Subordinated Debt does not exceed $10,000,000 (which amount may be increased by paid-in-kind interest and capitalized original issue discount as contemplated in the NPA Amendment and the Notes issued thereunder on the date hereof), (b) Subordinated Debt incurred on or about the Fourth Amendment Effective Date pursuant to the Fourth NPA Amendment, so long as the aggregate principal amount of such Subordinated Debt does not exceed $6,000,000 (which amount may be increased by paid-in-kind interest and capitalized original issue discount as contemplated in the Fourth NPA Amendment and the Notes issued thereunder on the date hereof) and (c) Subordinated Debt incurred on or about the Fifth Amendment Effective Date pursuant to the Fifth NPA Amendment, so long as the aggregate principal amount of such Subordinated Debt does not exceed $4,000,000 (which amount may be increased by paid-in-kind interest and capitalized original issue discount as contemplated in the Fifth NPA Amendment and the Notes issued thereunder on the date hereof), in each case so long as (i) such Subordinated Debt is at all times subject to the Notes Subordination Agreement and (ii) all documentation pursuant to which such Subordinated Debt is to be incurred shall be in form and substance satisfactory to the Bank (it being agreed that the NPA Amendment, Fourth NPA Amendment and the Fifth NPA Amendment are satisfactory to Bank).”

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vi.Clause (l) of the definition of Permitted Indebtedness is hereby deleted in its entirety and replaced with the following:
“(l) unsecured Indebtedness not otherwise permitted by Section 6.4 in an aggregate principal amount not to exceed (i) (A) prior to September 30, 2024, $10,000,000 in respect of past due rent payments or past due accounts payable, (B) after September 30, 2024 and prior to December 31, 2024, $7,500,000 in respect of past due rent payments or past due accounts payable and (C) thereafter $6,000,000 in respect of past due rent payments or past due accounts payable and (ii) $1,000,000 in respect of other unsecured Indebtedness, in each case at any time outstanding.”
3.OTHER AGREEMENTS
a.Payment of Expenses. Borrower, jointly and severally, agree to pay and reimburse Bank promptly for all of its reasonable documented out-of-pocket costs and expenses for which invoices have been, including without limitation, the fees of their counsel to the extent provided for in the Loan Agreement.
b.Loan Document. This Agreement is a “Loan Document” for the purposes of the provisions of the other Loan Documents.
4. REPRESENTATIONS AND WARRANTIES
In consideration of the foregoing agreements, Borrower jointly and severally hereby represents and warrants to Bank, as follows:
a.after giving effect to this Agreement, all representations and warranties made in the Loan Agreement and the other Loan Documents made by it that have no materiality or material adverse effect qualification are true and correct in all material respects, and the representations and warranties in the Loan Agreement and in the Loan Documents that have a materiality or material adverse effect qualification are true and correct in all respects, in each case with the same effect as though made on and as of the Agreement Effective Date or, to the extent such representations and warranties expressly relate to an earlier date, as of such earlier date, in each case, other than any such representation and warranty regarding no Default or Event of Default solely as a result of the Waived Matters (as defined in the Third Amendment);
b.after giving effect to this Agreement, no Default or Event of Default exists and is continuing as of the Agreement Effective Date;
c.the execution, delivery and performance of this Agreement are within Borrower’s corporate, limited liability company, partnership or other organizational powers, as applicable, and have been duly authorized by appropriate organizational and governing action and proceedings;
d.each person who is executing this Agreement on behalf of Borrower has the full power, authority and legal right to do so, and this Agreement has been duly executed by such person and delivered to Bank; and

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e.this Agreement is the legal, valid and binding obligation of Borrower, enforceable against Borrower in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.
5. MISCELLANEOUS
a.Condition Precedent to Effectiveness of this Agreement. This Agreement shall become effective on the date of satisfaction of each of the following conditions (the date on which such conditions are satisfied, the “Agreement Effective Date”):
a.Bank shall have received a fully executed copy of this Agreement, duly executed by Borrower;
b.Bank shall have received payment and reimbursement from Borrower for all of its reasonable documented out-of-pocket costs and expenses of counsel for which invoices have been presented to Borrower at least one Business Day prior to the Agreement Effective Date; and
c.Bank shall have received a fully executed copy of the Fifth NPA Amendment, duly executed by the parties party thereto.
d.Bank shall have received a fully executed copy of the Third Consent, Amendment and Ratification of Intercreditor and Subordination Agreement, duly executed by the Notes Collateral Agent and Bank.
b.Counterparts. This Agreement may be executed and delivered in any number of counterparts with the same effect as if the signatures on each counterpart were upon the same instrument. Any counterpart delivered by facsimile or by other electronic method of transmission shall be deemed an original signature thereto.
c.Choice of Law, Venue and Jury Trial Waiver; Judicial Reference. Section 10 of the Loan Agreement is hereby incorporated by reference, mutatis mutandis.
d.Successors and Assigns. This Agreement shall be binding upon each of Borrower, Bank and their respective successors and assigns, and shall inure to the benefit of each such person and their permitted successors and assigns.
e.Headings. Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.
f.Amendment. This Agreement may only be amended or modified in writing by the parties hereto, subject to any additional requirements under the Loan Agreement, if applicable.
g.Entire Agreement. THIS AGREEMENT, THE LOAN AGREEMENT AND THE OTHER LOAN DOCUMENTS COLLECTIVELY REPRESENT THE FINAL AGREEMENT BY AND AMONG THE PARTIES HERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS

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OF SUCH PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN OR AMONG THE PARTIES HERETO.
h.Consistent Changes. The Loan Agreement is hereby amended wherever necessary to reflect the changes described herein.

[SIGNATURE PAGES FOLLOW]

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Exhibit 10.2
IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

BORROWER:
SONDER HOLDINGS INC.,
a Delaware corporation
By:     /s/ David Alan Watt
Name:    David Alan Watt
Title:     Treasurer / Head of Treasury
SONDER HOLDINGS LLC,
a Delaware limited liability company
By:     /s/ David Alan Watt
Name:    David Alan Watt
Title:     Treasurer / Head of Treasury
SONDER GROUP HOLDINGS LLC,
a Delaware limited liability company
By:     /s/ David Alan Watt
Name:    David Alan Watt
Title:     Treasurer / Head of Treasury
SONDER TECHNOLOGY INC.,
a Delaware corporation
By:     /s/ David Alan Watt
Name:    David Alan Watt
Title:     Treasurer / Head of Treasury

[Signature Page to Fifth Amendment]

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SONDER HOSPITALITY USA INC.,
a Delaware corporation
By:     /s/ David Alan Watt
Name:    David Alan Watt
Title:     Treasurer / Head of Treasury
SONDER USA INC.,
a Delaware corporation
By:     /s/ David Alan Watt
Name:    David Alan Watt
Title:     Treasurer / Head of Treasury
SONDER HOSPITALITY HOLDINGS LLC,
a Delaware limited liability company
By:     /s/ David Alan Watt
Name:    David Alan Watt
Title:     Treasurer / Head of Treasury
SONDER PARTNER CO.,
a Delaware corporation
By:     /s/ David Alan Watt
Name:    David Alan Watt
Title:     Treasurer / Head of Treasury
SONDER GUEST SERVICES LLC,
a Washington limited liability company
By:     /s/ David Alan Watt
Name:    David Alan Watt
Title:     Treasurer / Head of Treasury

[Signature Page to Fifth Amendment]

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    BANK:
FIRST-CITIZENS BANK & TRUST COMPANY
        By: /s/ Trefor Bacon
Name: Trefor Bacon
Title: Managing Director
[Signature Page to Fifth Amendment]

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